Exhibit 10.1

AMENDMENT NO. 2 TO AGREEMENT AND PLAN OF MERGER

This Amendment No. 2 to Agreement and Plan of Merger (this “Second Amendment”) is made and entered into as of October 1, 2013 by and among Calavo Growers, Inc., a California corporation (“Calavo”), Renaissance Food Group, LLC, a Delaware limited liability company (“RFG”), Liberty Fresh Foods, LLC, Kenneth J. Catchot, James S. Catchot, James Gibson, Cut Fruit, LLC, Jose O. Castillo, Donald L. Johnson and the RFG Nominee Trust (the “Trust”). Liberty Fresh Foods, LLC, Kenneth J. Catchot, James S. Catchot, James Gibson, Cut Fruit, LLC, Jose O. Castillo, Donald L. Johnson and the Trust collectively are referred to in this Second Amendment as the “Sellers” and individually as a “Seller.”

RECITALS

A. Calavo, RFG and the Sellers are parties to an Agreement and Plan of Merger dated as of May 25, 2011 (the “Merger Agreement”) pursuant to which, among other things, Calavo acquired RFG from the Sellers and Calavo agreed to make Earn-Out Payments to the Sellers upon the satisfaction of certain performance requirements specified in the Merger Agreement.

B. Section 2.12 of the Merger Agreement states that, upon the attainment of the Stage 2 Maximum Earn-Out Trigger prior to the end of the Earn-Out Period, Calavo is obligated to pay the Stage 2 Maximum Earn-Out Consideration to the Sellers. Section 2.12(c) of the Merger Agreement states that “[t]he Stage 2 Maximum Earn-Out Consideration shall be $5,000,000 in cash and 827,000 Merger Shares.”

C. Pursuant to Amendment No. 1 to Agreement and Plan of Merger dated as of July 31, 2013 (the “First Amendment”), Calavo, RFG and the Sellers amended the Merger Agreement to provide, among other things, that: (1) Calavo would issue shares of its common stock, par value $0.001 per share (“Common Stock”), with a value of $5,000,000 to the Trust, for the benefit of the Sellers, as part of the Stage 2 Maximum Earn-Out Consideration instead of delivering $5,000,000 of cash to the Sellers; (2) the Sellers would receive specified price protection from Calavo with respect to the Trust’s sale of such Common Stock; and (3) Calavo would file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-3 covering the public resale of such Common Stock by the Trust during the period specified in the First Amendment.

D. Section 2.13 of the Merger Agreement states that, upon the attainment of the Stage 3 Maximum Earn-Out Trigger or the Stage 3 Scale Earn-Out Trigger, as applicable, Calavo shall be obligated to make a Stage 3 Earn-Out Payment to the Sellers consisting of either the Stage 3 Maximum Earn-Out Consideration or the Stage 3 Scale Earn-Out Consideration, each of which shall consist of a specified amount of cash and a specified number of Merger Shares.

E. Calavo, RFG and the Sellers desire to amend the Merger Agreement by this Second Amendment to provide, among other things, that: (1) with respect to the portion of the Stage 3 Maximum Earn-Out Consideration or the Stage 3 Scale Earn-Out Consideration, as applicable, that is currently required by the Merger Agreement to be delivered in cash to the Sellers, Calavo shall be given the right to elect to deliver all or a portion of such cash amount in newly issued shares of Common Stock to the Trust, for the benefit of the Sellers; (2) the Sellers shall receive specified price protection from Calavo with respect to the Trust’s sale of shares of Common Stock on the Nasdaq Stock Market, up to the total number of shares of Common Stock issued to the Trust pursuant to this Second Amendment; and (3) Calavo shall file with the SEC a Registration Statement on Form S-3

(the “Registration Statement”) which shall cover the Trust’s resale on the Nasdaq Stock Market of the shares of Common Stock issued pursuant to this Second Amendment for sales that occur during the period specified in this Second Amendment.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration and the provisions set forth below, Calavo, RFG and the Sellers hereby agree as follows:

1. Defined Terms. Except as expressly defined in this Second Amendment, capitalized terms used in this Second Amendment shall have the meanings ascribed to them in the Merger Agreement.

2. Calavo’s Option to Issue Common Stock Instead of Cash in the Stage 3 Earn-Out Payment.

a. Section 2.13(c) of the Merger Agreement hereby is amended to read in its entirety as follows:

“(c) The “Stage 3 Maximum Earn-Out Consideration” shall consist of (1) 434,783 Merger Shares and (2) $50,000,000, which amount of $50,000,000 shall be paid, at Calavo’s election, (a) entirely in cash, (b) entirely in an additional number of Merger Shares having a value of $50,000,000, or (c) partially in cash and partially in an additional number of Merger Shares, with such cash and additional Merger Shares to have a combined value of $50,000,000. An Amendment No. 2 to Agreement and Plan of Merger made and entered into as of October 1, 2013 (the “Second Amendment”) among the Parties sets forth terms governing the valuation of such additional Merger Shares, if any, that Calavo elects to issue and related matters pertaining to such additional Merger Shares.”

b. The next-to-last sentence of Section 2.13(f) of the Merger Agreement hereby is amended to read in its entirety as follows:

“The Stage 3 Scale Earn-Out Consideration shall be payable (1) $10,000,000 in Merger Shares, valued at the Merger Shares Value, and (2) the remainder in cash, provided, however, that instead of paying such cash component of the Stage 3 Scale Earn-Out Consideration entirely in cash, Calavo is entitled to elect to pay such amount (a) entirely in an additional number of Merger Shares having a value equal to the cash that Calavo is otherwise required to deliver as the cash component of the Stage 3 Scale Earn-Out Consideration or (b) partially in cash and partially in an additional number of Merger Shares, with such cash and additional Merger Shares to have a combined value equal to the amount of cash that Calavo is otherwise required to deliver as the cash component of the Stage 3 Scale Earn-Out Consideration. Such additional Merger Shares, if any, that Calavo elects to issue in lieu of part or all of the cash component of the Stage 3 Scale Earn-Out Consideration shall be valued in accordance with the terms of the Second Amendment.”

3. Determination of the Number of Additional Shares to be Issued by Calavo.

a. The additional Merger Shares, if any, to be issued by Calavo instead of cash pursuant to Section 2 of this Second Amendment and amended Section 2.13(c)(2) and Section 2.13(f)(2) of the Merger Agreement are referred to in this Second Amendment as the “Additional Shares.” Within 10 days after the delivery of the Earn-Out Statement showing that the Stage 3 Maximum Earn-Out Trigger or the Stage 3 Scale Earn-Out Trigger has been met or, if such Earn-Out Payment is subject to dispute, within 10 days after the resolution of any such dispute, Calavo shall advise the Trust of the portion, if any, of the Stage 3 Maximum Earn-Out Consideration or the Stage 3 Scale Earn-Out Consideration, as applicable, that Calavo has elected to pay in Additional Shares rather than in cash.

b. The Additional Shares (and the First-Stage Price Protection Shares, Second-Stage Price Protection Shares and Section 7.h Shares described below in Sections 4, 5 and 7) constitute “Merger Shares,” as defined in Section 1.1 of the Merger Agreement, for purposes of the Merger Agreement.

c. As provided in Section 2.16 of the Merger Agreement, within 30 days after the delivery of the Earn-Out Statement showing that the Stage 3 Maximum Earn-Out Trigger or the Stage 3 Scale Earn-Out Trigger has been met or, if such Earn-Out Payment is subject to dispute, within 30 days after the resolution of any such dispute, Calavo shall cause its transfer agent to issue a stock certificate in the name of the Trust, and to be delivered to the Trust, to evidence the Additional Shares, if any, that Calavo has elected to issue instead of making a cash payment. However, Calavo is entitled to elect in its sole discretion to instead issue the Additional Shares to the Trust in book entry form by providing appropriate instructions to its transfer agent. Any portion of the Stage 3 Maximum Earn-Out Consideration or Stage 3 Scale Earn-Out Consideration that Calavo has not elected to pay in Additional Shares will instead be paid in cash by Calavo to the Trust, in the form of a wire transfer to the Trust in accordance with the written delivery instructions of the Trust, by the 30th day described in the first sentence of this paragraph.

d. The total number of Additional Shares required to be issued by Calavo shall be determined by dividing (1) the cash amount of the Stage 3 Maximum Earn-Out Consideration or the Stage 3 Scale Earn-Out Consideration, as applicable, that Calavo has elected to pay in Additional Shares rather than in cash by (2) the closing price of the Common Stock on the Nasdaq Stock Market on the last business day preceding the date that Calavo sends stock issuance instructions for the Additional Shares to its transfer agent (such closing price being referred to in this Second Amendment as the “Earn-Out Valuation Price”). If the Common Stock is traded primarily on another stock exchange as of such date, then references in this Second Amendment to the Nasdaq Stock Market shall instead be deemed to refer to such other primary stock exchange.

e. Notwithstanding any provision to the contrary in this Second Amendment, in no event shall Calavo make an election to issue Additional Shares instead of cash pursuant to this Second Amendment if such election would result in the issuance by Calavo of more than 5,000,000 shares of Common Stock in satisfaction of the Stage 3 Maximum Earn-Out Consideration or the Stage 3 Scale Earn-Out Consideration that is payable to the Sellers.

4. First-Stage Price Protection.

a. The Sellers shall have the following first-stage price protection for any Additional Shares and/or other shares of Common Stock owned by the Trust that are sold by the Trust on the Nasdaq Stock Market during the 120-day period starting on the later of the date that the Additional Shares are issued to the Trust or the date that the Registration Statement is declared effective by the SEC (the “First-Stage Price Protection Period”).

b. Calavo shall be obligated to issue additional shares of Common Stock (the “First-Stage Price Protection Shares”) to the Trust only if and to the extent that the total sales price received by the Trust for its sale on the Nasdaq Stock Market of Additional Shares and/or other shares of Common Stock owned by the Trust during the First-Stage Price Protection Period is less than the total Earn-Out Valuation Price for such Additional Shares and/or other shares of Common Stock sold by the Trust. However, such price protection shall apply only with respect to a total number of Additional Shares and/or other shares of Common Stock sold by the Trust that does not exceed the total number of Additional Shares issued to the Trust pursuant to this Second Amendment, and such price protection shall not apply with respect to Additional Shares and/or other shares of Common Stock that are sold by the Trust after such limit has been reached. The dollar value of the First-Stage Price Protection Shares required to be issued by Calavo shall equal the amount by which (1) the total sales price of all Additional Shares and/or other shares of Common Stock sold by the Trust on the Nasdaq Stock Market during the First-Stage Price Protection Period, up to a total number of shares of Common Stock equal to the number of Additional Shares issued to the Trust, is less than (2) the total sales price that the Trust would have received for such Additional Shares and/or other shares of Common Stock if they had been sold for the Earn-Out Valuation Price. The amount calculated pursuant to the immediately preceding sentence is referred to in this Second Amendment as the “First-Stage Shortfall.” Notwithstanding the foregoing, if the amount of the First-Stage Shortfall is less than $50,000, Calavo shall have sole discretion to elect to deliver cash, instead of First-Stage Price Protection Shares, to the Trust in the amount of the First-Stage Shortfall.

c. Within 20 days after Calavo and the Trust have agreed upon the amount of the First-Stage Shortfall, Calavo shall cause its transfer agent to issue a stock certificate in the name of the Trust, and to be delivered to the Trust, to evidence the First-Stage Price Protection Shares. However, Calavo is entitled to elect in its sole discretion to instead issue the First-Stage Price Protection Shares to the Trust in book entry form by providing appropriate instructions to its transfer agent. The total number of First-Stage Price Protection Shares required to be issued by Calavo shall be determined by dividing the First-Stage Shortfall by the closing price of the Common Stock on the Nasdaq Stock Market on the last business day preceding the date that Calavo sends stock issuance instructions for the First-Stage Price Protection Shares to its transfer agent (such closing price being referred to in this Second Amendment as the “First-Stage Price Protection Valuation Price”). Calavo shall not be required to issue First-Stage Price Protection Shares more than once as a result of sales of Additional Shares and/or other shares of Common Stock by the Trust.

d. For example, assume that: (1) 800,000 Additional Shares were issued by Calavo based upon an Earn-Out Valuation Price of $30 per share; and (2) during the 120-day First-Stage Price Protection Period, the Trust sells 300,000 Additional Shares and 100,000 other shares of Common Stock on the Nasdaq Stock Market for a total sales price of $11,200,000, representing at an average sales price of $28 per share and a total First-Stage Shortfall of $800,000 compared to the total Earn-Out Valuation Price of $12,000,000. Calavo shall issue to the Trust $800,000 of First-Stage Price Protection Shares valued at the closing price of the Common Stock on the last business day preceding the date that Calavo gives stock issuance instructions to its transfer agent.

e. Private sales, or other transfers, of Additional Shares, First-Stage Price Protection Shares, Second Stage Price Protection Shares and/or other shares of Common stock that are not made on the Nasdaq Stock Market shall not receive the price protection described in this Second Amendment. Furthermore, (1) the Trust’s sale of shares of Common Stock that are not Additional Shares, First-Stage Price Protection Shares or Second-Stage Price Protection Shares shall qualify for the price protection described in this Second Amendment only if such sales are made on the Nasdaq Stock Market in compliance with the terms of Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), and (2) Calavo shall not be obligated to provide price protection for sales of any shares of Common Stock except to the extent described in this Second Amendment during the period and with respect to the number of shares of Common Stock described in this Second Amendment.

5. Second-Stage Price Protection.

a. The Sellers shall have the following second-stage price protection for any First-Stage Price Protection Shares, Additional Shares and/or other shares of Common Stock owned by the Trust that are sold by the Trust on the Nasdaq Stock Market during the 120-day period starting on the date that the First-Stage Price Protection Shares are issued to the Trust (the “Second-Stage Price Protection Period”).

b. Calavo shall be obligated to issue additional shares of Common Stock (the “Second-Stage Price Protection Shares”) to the Trust under this Section 5 only if and to the extent that the total sales price received by the Trust for its sale on the Nasdaq Stock Market of First-Stage Price Protection Shares, Additional Shares and/or other shares of Common Stock owned by the Trust during the Second-Stage Price Protection Period is less than the total First-Stage Price Protection Valuation Price for such First-Stage Price Protection Shares, Additional Shares and/or other shares of Common Stock sold by the Trust. However, such price protection shall apply only with respect to a total number of First-Stage Price Protection Shares, Additional Shares and/or other shares of Common Stock sold by the Trust that does not exceed the total number of First-Stage Price Protection Shares issued to the Trust pursuant to this Second Amendment, and such price protection shall not apply with respect to First-Stage Price Protection Shares, Additional Shares and/or other shares of Common Stock that are sold by the Trust after such limit has been reached. The dollar value of the Second-Stage Price Protection Shares required to be issued by Calavo shall equal the amount by which (1) the total sales price of all First-Stage Price Protection Shares, Additional Shares and/or other shares of Common Stock sold by the Trust on the Nasdaq Stock Market during the Second-Stage Price Protection Period, up to a total number of shares of Common Stock equal to the number of First-Stage Price Protection Shares issued to the Trust, is less than (2) the total sales price that the Trust would have received for such First-Stage Price Protection Shares, Additional Shares and/or other shares of Common Stock if they had been sold for the First-Stage Price Protection Valuation Price. The amount calculated pursuant to the immediately preceding sentence is referred to in this Second Amendment as the “Second-Stage Shortfall.” Notwithstanding the foregoing, if the amount of the Second-Stage Shortfall is less than $50,000, Calavo shall have sole discretion to elect to deliver cash, instead of Second-Stage Price Protection Shares, to the Trust in the amount of the Second-Stage Shortfall.

c. Within 20 days after Calavo and the Trust have agreed upon the amount of the Second-Stage Shortfall, Calavo shall cause its transfer agent to issue a stock certificate in the name of the Trust, and to be delivered to the Trust, to evidence the Second-Stage Price Protection Shares. However, Calavo is entitled to elect in its sole discretion to instead issue the Second-Stage Price Protection Shares to the Trust in book entry form by providing appropriate instructions to its transfer agent. The total number of Second-Stage Price Protection Shares required to be issued by Calavo shall be determined by dividing the Second-Stage Shortfall by the closing price of the Common Stock on the Nasdaq Stock Market on the last business day preceding the date that Calavo sends stock issuance instructions for the Second-Stage Price Protection Shares to its transfer agent (such closing price being referred to in this Second Amendment as the “Second-Stage Price Protection Valuation Price”). Calavo shall not be required to issue Second-Stage Price Protection Shares more than once as a result of sales of First-Stage Price Protection Shares, Additional Shares and/or other shares of Common Stock by the Trust.

d. For example, assume that: (1) 100,000 First-Stage Price Protection Shares were issued by Calavo based upon a First-Stage Price Protection Valuation Price of $28 per share; and (2) during the 120-day Second-Stage Price Protection Period, the Trust sells 30,000 First-Stage Price Protection Shares, 10,000 Additional Shares and 10,000 other shares of Common Stock on the Nasdaq Stock Market for a total sales price of $1,300,000, representing an average sales price of $26 per share and a total Second-Stage Shortfall of $100,000 compared to the total First-Stage Price Protection Valuation Price of $1,400,000. Calavo shall issue to the Trust $100,000 of Second-Stage Price Protection Shares valued at the closing price of the Common Stock on the last business day preceding the date that Calavo gives stock issuance instructions to its transfer agent.

6. Subsequent Price Protection Payable in Cash. If and to the extent that the total sales price received by the Trust for its sale on the Nasdaq Stock Market of Second-Stage Price Protection Shares, Additional Shares, First-Stage Price Protection Shares and/or other shares of Common Stock during the 120-day period immediately following the Trust’s receipt of the Second-Stage Price Protection Shares is less than the total Second-Stage Price Protection Valuation Price for such Second-Stage Price Protection Shares, Additional Shares, First-Stage Price Protection Shares and/or other shares of Common Stock sold by the Trust, Calavo shall be obligated to deliver to the Trust a cash payment equal to the amount by which (a) the total sales price of all Second-Stage Price Protection Shares, Additional Shares, First-Stage Price Protection Shares and/or other shares of Common Stock sold by the Trust on the Nasdaq Stock Market during such 120-day period is less than (b) the total sales price that the Trust would have received for such Second-Stage Price Protection Shares, Additional Shares, First-Stage Price Protection Shares and/or other shares of Common Stock if they had been sold for the Second-Stage Price Protection Valuation Price. However, such price protection shall apply only with respect to a total number of Second-Stage Price Protection Shares, Additional Shares, First-Stage Price Protection Shares and/or other shares of Common Stock sold by the Trust that does not exceed the total number of Second-Stage Price Protection Shares issued to the Trust pursuant to this Second Amendment, and such price protection shall not apply with respect to Second-Stage Price Protection Shares, Additional Shares, First-Stage Price Protection Shares and/or other shares of Common Stock that are sold by the Trust after such limit has been reached. The cash payment required by this Section 6 shall be made by Calavo within 20 days after Calavo and the Trust have agreed upon the amount of the shortfall described in this Section 6.

7. Calavo’s Registration Statement Obligations.

a. Calavo shall file the Registration Statement with the SEC as promptly as practicable after the number of Additional Shares, if any, to be issued by Calavo to the Trust as a result of meeting the Stage 3 Maximum Earn-Out Trigger or the Stage 3 Scale Earn-Out Trigger has been determined, and Calavo shall thereafter use its commercially reasonable efforts to have the Registration Statement declared effective by the SEC as promptly as practicable.

b. The Registration Statement shall register the Trust’s resale of the Additional Shares and shall name the Trust as the selling shareholder.

c. If permitted by applicable securities laws, rules and regulations, the Registration Statement shall also register the Trust’s resale of the First-Stage Price Protection Shares and the Second-Stage Price Protection Shares, provided that Calavo shall not be required to include the First-Stage Price Protection Shares or the Second-Stage Price Protection Shares in the Registration Statement if the SEC advises Calavo (or if Calavo otherwise determines) that the First-Stage Price Protection Shares or the Second-Stage Price Protection Shares cannot be included in the Registration Statement because the number of First-Stage Price Protection Shares or Second-Stage Price Protection Shares is unknown at the time of filing the Registration Statement. If the First-Stage Price Protection Shares or the Second-Stage Price Protection Shares are not included in the Registration Statement, then (1) the 120-day price protection period that is described above in Section 5.a shall begin on the date that the Trust first becomes eligible to sell the First-Stage Price Protection Shares pursuant to Rule 144 under the Securities Act and shall end on the 120th-day thereafter, and (2) Calavo shall pay any Second-Stage Shortfall to the Trust in cash rather than in shares of Common Stock.

d. The Registration Statement shall not register the resale or issuance of any Merger Shares or other securities except for the Additional Shares and, to the extent described above in Section 7.c, the First-Stage Price Protection Shares and the Second-Stage Price Protection Shares.

e. Calavo shall instruct its transfer agent not to place the Securities Act restrictive legend described in Section 4.7 of the Merger Agreement on any stock certificates that evidence Additional Shares, First-Stage Price Protection Shares or Second-Stage Price Protection Shares that the Trust sells pursuant to the Registration Statement.

f. Calavo is entitled to withdraw and terminate the Registration Statement at any time on or after the date that the Trust has owned the Additional Shares for at least six months and is eligible to sell the Additional Shares pursuant to Rule 144 under the Securities Act. However, if First-Stage Price Protection Shares and Second-Stage Price Protection Shares are registered on the Registration Statement and if such First-Stage Price Protection Shares and/or Second-Stage Price Protection Shares are issued to the Trust, Calavo shall not be entitled to withdraw and terminate the Registration Statement until on or after the date that the Trust has owned all such issued First-Stage Price Protection Shares and Second-Stage Price Protection Shares for at least six months and is eligible to sell such shares of Common Stock pursuant to Rule 144 under the Securities Act. Furthermore, in addition to its rights described in the preceding two sentences, Calavo is entitled to withdraw and terminate the Registration Statement at any time after the date that the Trust has sold or otherwise transferred all of the Additional Shares, First-Stage Price Protection Shares (if the Trust acquires, or has the right to acquire, any First-Stage Price Protection Shares) and Second-Stage Price Protection Shares (if the Trust acquires, or has the right to acquire, any Second-Stage Price Protection Shares).

g. If Calavo is for any reason ineligible to file a Registration Statement on Form S-3 with the SEC as of the date that the number of Additional Shares to be issued by Calavo to the Trust is determined, Calavo shall instead file a Registration Statement on Form S-1 (or any applicable successor form) with the SEC, and references in this Second Amendment to the Registration Statement on Form S-3 shall instead be deemed to refer to a Registration Statement on Form S-1 (or any applicable successor form).

h. If, for any reason, the Registration Statement is not declared effective by the SEC within 90 days after the date that Calavo files the Registration Statement with the SEC, Calavo’s Registration Statement obligations described in this Second Amendment shall automatically terminate on such 90th day and the Sellers shall have the following price protection in lieu of the price protection provisions that are contained in Sections 4, 5 and 6 of this Second Amendment.

(i) If and to the extent that the total sales price received by the Trust for its sale of Additional Shares and/or other shares of Common Stock owned by the Trust, up to an total number of shares of Common Stock equal to the number of Additional Shares issued to the Trust, on the Nasdaq Stock Market during the 120-day period starting on the date that the Trust becomes eligible to sell Additional Shares pursuant to Rule 144 under the Securities Act is less than the total Earn-Out Valuation Price for such Additional Shares and/or other shares of Common Stock sold by the Trust, Calavo shall issue additional shares of Common Stock to the Trust with a dollar value equal to the amount by which (1) the total sales price of all such Additional Shares and/or other shares of Common Stock sold by the Trust on the Nasdaq Stock Market during such 120-day period, up to a total number of shares of Common Stock equal to the total number of Additional Shares issued to the Trust, is less than (2) the total sales price that the Trust would have received for such Additional Shares and/or other shares of Common Stock if they had been sold for the Earn-Out Valuation Price. The amount calculated pursuant to the immediately preceding sentence is referred to in this Section 7.h as the “Section 7.h Shortfall,” and the additional shares of Common Stock required to be issued by Calavo to the Trust pursuant to the terms of this Section 7.h are referred to as the “Section 7.h Shares.”

(ii) Within 20 days after Calavo and the Trust have agreed upon the amount of the Section 7.h Shortfall, Calavo shall cause its transfer agent to issue a stock certificate in the name of the Trust, and to be delivered to the Trust, to evidence the Section 7.h Shares. However, Calavo is entitled to elect in its sole discretion to instead issue the Section 7.h Shares to the Trust in book entry form by providing appropriate instructions to its transfer agent. The total number of Section 7.h Shares required to be issued by Calavo shall be determined by dividing the Section 7.h Shortfall by the closing price of the Common Stock on the Nasdaq Stock Market on the last business day preceding the date that Calavo sends stock issuance instructions for the Section 7.h Shares to its transfer agent. Calavo shall not be required to issue Section 7.h Shares more than once as a result of sales of Additional Shares and/or other shares of Common Stock by the Trust, and neither the issuance of the Section 7.h Shares nor the resale of the Section 7.h Shares shall be registered under the Securities Act. Notwithstanding the foregoing, if the amount of the Section 7.h Shortfall is less than $50,000, Calavo shall have sole discretion to elect to deliver cash, instead of Section 7.h Shares, to the Trust in the amount of the Section 7.h Shortfall.

8. Sellers’ Registration Statement Obligations. The Trust and the other Sellers agree that:

a. The Trust and the other Sellers shall sell or otherwise transfer Additional Shares, First-Stage Price Protection Shares, Second-Stage Price Protection Shares, Section 7.h Shares and other shares of Common Stock owned by the Trust or the other Sellers only in compliance with all applicable securities laws, rules and regulations including, if applicable, Rule 144 under the Securities Act. Only the Trust shall be entitled to sell Additional Shares, First-Stage Price Protection Shares and Second-Stage Price Protection Shares pursuant to the Registration Statement.

b. The Trust shall not offer or sell any Additional Shares, First-Stage Price Protection Shares or Second-Stage Price Protection Shares pursuant to the Registration Statement until Calavo has advised the Trust that the Registration Statement has been declared effective by the SEC. The Trust shall not offer or sell any Additional Shares, First-Stage Price Protection Shares or Second-Stage Price Protection Shares pursuant to the Registration Statement during any period in which (1) Calavo has advised the Trust that the SEC has issued a stop order or similar order prohibiting the use of the Registration Statement or (2) Calavo has advised the Trust that the Registration Statement must be amended in order to correct any untrue statement of a material fact in the Registration Statement or any omission to state a material fact required to be stated in the Registration Statement, provided that Calavo agrees to amend the Registration Statement as promptly as practicable to correct such statement or omission.

c. Calavo is entitled to file a Current Report on Form 8-K that summarizes this Second Amendment, and Calavo is entitled to file this Second Amendment with the SEC.

d. The Trust shall use the prospectus that is contained in the Registration Statement (the “Prospectus”) solely for purposes of making open-market sales of Additional Shares, First-Stage Price Protection Shares and Second-Stage Price Protection Shares (if First-Stage Price Protection Shares and Second-Stage Price Protection Shares are included in the Registration Statement) on the Nasdaq Stock Market, and Calavo shall not be required to name any underwriter in the Registration Statement or to identify in the Registration Statement any other method of selling or otherwise transferring the Additional Shares, the First-Stage Price Protection Shares or the Second-Stage Price Protection Shares.

e. If required by applicable securities laws, rules and regulations, the Trust shall deliver on a timely basis a copy of the Prospectus in connection with sales of Additional Shares, First-Stage Price Protection Shares or Second-Stage Price Protection Shares.

f. The Trust shall promptly provide Calavo with such information about itself as Calavo notifies the Trust is required to be disclosed in the Registration Statement and, at Calavo’s request, the Trust shall promptly complete and deliver to Calavo a selling shareholder’s questionnaire in customary form.

g. If Calavo determines that applicable securities laws, rules and regulations require the Registration Statement to include information about the beneficial ownership of the Trust (including, without limitation, about the percentage interest of each Seller other than the Trust in the Additional Shares, the First-Stage Price Protection Shares and the Second-Stage Price Protection Shares), the Trust and the other Sellers shall promptly provide such information to Calavo and, at Calavo’s request, all of the Sellers shall promptly complete and deliver to Calavo selling shareholders’ questionnaires in customary form. Notwithstanding anything to the contrary in this Second Amendment, Calavo shall not be required to file the Registration Statement with the SEC until it has received all required information from the Sellers described in this Section 8.g and in Section 8.f above.

9. Lock-Up Period Restrictions; References to the Registration of the Merger Shares.

a. The six-month contractual Lock-Up Period restriction that is described in the first sentence of Section 2.23 of the Merger Agreement shall not apply to any Additional Shares, First-Stage Price Protection Shares or Second-Stage Price Protection Shares that are issued by Calavo pursuant to this Second Amendment, provided that the Trust and the other Sellers shall remain obligated to sell or otherwise transfer Additional Shares, First-Stage Price Protection Shares and Second-Stage Price Protection Shares in full compliance with all applicable securities laws, rules and regulations.

b. The second sentence in the definition of the Merger Shares in Section 1.1 of the Merger Agreement states that “[n]either the issuance nor the resale of the Merger Shares shall be registered by Calavo under the Securities Act or any state securities law or regulation.” The last sentence of Section 4.6 of the Merger Agreement states that Calavo does not intend to register the resale of any Merger Shares. Such two sentences shall not be deemed to negate or otherwise limit Calavo’s registration obligations that are described above in Section 7.

10. Calavo’s Reimbursement of Attorneys’ Fees and Brokerage Commissions. Calavo shall reimburse the Sellers for (a) their reasonable and customary brokerage commissions incurred in connection with the Trust’s sale of any and all Additional Shares, First-Stage Price Protection Shares, Second-Stage Price Protection Shares and Section 7.h Shares (but not for brokerage commissions incurred in connection with the sale of any other Merger Shares, except as provided in the First Amendment) and (b) their reasonable attorneys’ fees, in an amount not to exceed $5,000, incurred in connection with the review and negotiation of this Second Amendment.

11. No Other Amendment of the Merger Agreement. Other than as is specifically set forth in this Second Amendment, no other provisions of the Merger Agreement or the First Amendment shall be amended by this Second Amendment. In the event of any conflict between any provision of this Second Amendment and any provision of the Merger Agreement or the First Amendment, the provision in this Second Amendment shall govern.

[Signature page follows]

IN WITNESS WHEREOF, Calavo, RFG and the Sellers have executed and delivered this Second Amendment as of the date first written above.

CALAVO GROWERS, INC.

By:	/s/ Lecil E. Cole
Lecil E. Cole, Chief Executive Officer

RENAISSANCE FOOD GROUP, LLC

By:	/s/ Lecil E. Cole
Lecil E. Cole, Chief Executive Officer

RFG NOMINEE TRUST

By:	/s/ Kenneth J. Catchot
Kenneth J. Catchot, Trustee

LIBERTY FRESH FOODS, LLC

By:	/s/ Kenneth J. Catchot
Kenneth J. Catchot, Managing Member

/s/ Kenneth J. Catchot
KENNETH J. CATCHOT

/s/ James S. Catchot
JAMES S. CATCHOT

/s/ James Gibson
JAMES GIBSON

CUT FRUIT, LLC

By:	/s/ Teresa J. Spada
By: Teresa J. Spada
Its: Member

/s/ Jose O. Castillo
JOSE O. CASTILLO

/s/ Donald L. Johnson
DONALD L. JOHNSON

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